TG-1
P1, P2

                      SUPPLEMENT DATED DECEMBER 10, 2007
                     TO THE PROSPECTUSES DATED MAY 1, 2007
                  OF TEMPLETON GROWTH SECURITIES FUND (FUND)
       A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Fund's Class 1 and Class 2 prospectuses are amended by replacing the portfolio management line-up in the "Management" section on page TG-6 with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

ALAN CHUA CFA(R)(1)
PORTFOLIO MANAGER OF ASSET MANAGEMENT

Mr. Chua has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. Mr. Chua has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

CINDY L. SWEETING CFA(R)(1)
PRESIDENT OF GLOBAL ADVISORS

Ms. Sweeting has been a manager of the Fund since December 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they management and their ownership of Fund shares.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.